October 17, 1996
                                DREYFUS NEW YORK
                                TAX EXEMPT FUNDS
                       SUPPLEMENT TO COMBINED PROSPECTUS
                             DATED OCTOBER 1, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION
CONTAINED IN THE FOLLOWING INDICATED SECTIONS OF THE FUNDS' PROSPECTUS:
ANNUAL FUND OPERATING EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
                                MONEY       INTERM.
                                MARKET       BOND         BOND
                                 FUND        FUND         FUND
                              ---------   ----------   ---------
Redemption Fee
(as a percentage of
amount redeemed)....            None         1.00%        .10%
        The information contained in the Funds' Annual Operating Expenses and the Example do not reflect any redemption fee retained by the Funds.
                            HOW TO REDEEM SHARES
        Effective November 4, 1996, the INTERMEDIATE BOND FUND and the BOND FUND will deduct a redemption fee equal to 1% and .10%, respectively, of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon the redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. The redemption fee may be waived, modified or discontinued at any time, or from time to time.
                                                                  NYTEFs101796


                                                            October 17, 1996



                      DREYFUS NEW YORK TAX EXEMPT FUNDS

         Supplement to Combined Statement of Additional Information
                            Dated October 1, 1996


     The following information supplements the information contained in the section of the Funds' Combined Statement of Additional Information entitled "Redemption of Shares":

     Redemption Fee. The Intermediate Bond Fund and the Bond Fund will deduct a redemption fee equal to 1% and .10%, respectively, of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

     No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. This redemption fee may be waived, modified or discontinued at any time, or from time to time.